------------------------------------------------------------------------------
INVESTMENT ADVISER OF
SPECIAL INVESTMENT PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON SPECIAL EQUITIES FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON
SPECIAL EQUITIES FUND
24 FEDERAL STREET
BOSTON, MA 02110

          M-SESRC-2/97

[logo]

EV MARATHON
SPECIAL EQUITIES
FUND

ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1996

TO SHAREHOLDERS

During the year ended December 31, 1996, EV Marathon Special Equities Fund had a total return of 20.0%. That return, which did not include the 5% maximum contingent deferred sales charge (CDSC), resulted from an increase in net asset value to $13.76 per share from $11.66 per share and the reinvestment of $0.225 in capital gain distributions. The Fund's return compared favorably to the S&P 500,* an unmanaged index of common stocks, which had a total return of 22.9% during the year. The average total return for mutual funds in the Lipper Growth Funds Category,* which consists of 672 mutual funds investing in growth stocks, was 19.2% during the year.

According to the U.S. Commerce Department's quarterly Gross Domestic Product
(GDP) report, which totals the value of all goods and services produced in the U.S., the economy experienced a year of respectable growth, low inflation, and rising employment. This advantageous mix of economic factors helped produce another good year for stock market investors.

The annualized GDP was 2.0%, 4.7%, 2.1%, and 4.7% for the four quarters of 1996. Inflation, as measured by the Consumer Price Index (CPI), was 3.3% for the year (not seasonally adjusted). Unemployment remained a low 5.3% in December.

-------------------------------------------------------------------------------
                        EV MARATHON SPECIAL EQUITIES FUND
                        10 LARGEST COMMON STOCK HOLDINGS*

FIserv, Inc. ......................................... Data processing services
Providence Journal Co. ............................................. Publishing
T. Rowe Price Assoc., Inc. .......................................... Financial
Boston Scientific Corp......................................... Medical devices
Mutual Risk Management Ltd. ......................................... Insurance
Anadarko Petroleum Corp. .................................. Oil/gas exploration
USA Waste Svcs., Inc. .................................. Environmental services
Sofamor/Danek Group, Inc. ......................................... Health care
Elan Corp. PLC .................................................... Health care
Ceridian Corp. .............................................. Computer services
* By market value as of 12/31/96. Holdings may change *due to active management.
-------------------------------------------------------------------------------

The stock market continued into June, 1996 the bullish advance it began in 1995, but then corrected sharply in July. Technology stocks were hit particularly hard. The market recovered in August, but advanced on a more selective basis through the remainder of the year. With the market reaching record highs, investors sought comfort in high-quality, blue chip stocks. The Dow Jones Industrial Average,* a key blue chip stock barometer, dropped by roughly 10% in July, but rallied to record highs through the second half of the year to gain 28.8% by December 31.

While past trends cannot guarantee future performance, we believe that an investment in growth stocks will continue to produce solid returns.

--------------------------        Sincerely,

                              /s/ James B. Hawkes
[Photo of James B. Hawkes]
                                  James B. Hawkes
                                  President
--------------------------        February 7, 1997

-------------------------------------------------------------------------------
             Fund shares are not guaranteed by the FDIC and are not
             deposits or other obligations of, or guaranteed by, any
             depository institution. Shares are subject to investment
                         risks, including possible loss
                             of principal invested.
-------------------------------------------------------------------------------

*It is not possible to invest directly in an index or a Lipper Category.

MANAGEMENT REPORT

An interview with Jack Smiley, Vice President and Manager of SpecialInvestment Portfolio.

Q. JACK, BECAUSE YOU ARE NEW TO EATON VANCE, COULD YOU DESCRIBE YOUR STYLE OF EQUITY MANAGEMENT FOR SHAREHOLDERS?

A. I would be happy to. A company that Iselect should meet several criteria: it should be reasonably valued, with annual revenues under $1.5 billion; it should be a leader in its industry; and, finally, it should have the potential to grow earnings at a rate of 15% over a three- to five-year period. Our goal is to keep companies in the Portfolio for this three- to five-year time frame to capitalize on their growth. My selling discipline dictates that if a company's fundamentals change or its value declines by a certain percentage, Iwill eliminate it. This combination of good earnings growth with reasonable valuation has been my style of management since 1983, and has worked very well for me. Fortunately, it is very similar to Eaton Vance's investment philosophy, and this helped to make my joining the company a natural fit.

Q.  WHAT CHARACTERISTICS DO YOU LOOK FOR IN A COMPANY OR STOCK?

A. I look at companies that have conservative balance sheets and are growing internally, rather than by using leverage. Such companies typically have a unique product or service with strong pricing power, which translates to above-average operating margins and return on equity. An example would be a specialty chemical company that sells value-added products at premium prices and has premium margins with fast unit growth, versus a bulk chemical company that sells a mundane commodity product.

[Photo of Jack Smiley]
    JACK SMILEY

Q.  HAVE YOU MADE ANY CHANGES TO THE PORTFOLIO SINCE YOU TOOK OVER IN NOVEMBER?

A. Yes. There were several stocks in the portfolio with annual sales that exceeded my target revenue base. I have sold positions in Fannie Mae and American Inter-national Group, for example. Due to the market's current high level of valuation, Ibelieve in having a diversified portfolio with 60 to 80 names; if it were not so highly valued, I might have fewer names in the portfolio.

Q. HOW WILL THIS PORTFOLIO DIFFER FROM EATON VANCE'S OTHER EQUITY PORTFOLIOS - STOCK AND GROWTH - UNDER YOUR MANAGEMENT?

A. The growth rates of companies that I choose should be higher than those in the Stock or Growth Portfolios, and their revenues will be smaller. The Stock and Growth Portfolios invest primarily in larger companies which typically have somewhat lower rates of growth.

Q. AFTER SEVERAL YEARS OF UNDERPERFORMING, THIS PORTFOLIO HAS HAD A RESPECTABLE YEAR. TO WHAT DO YOU ATTRIBUTE THIS TURNAROUND?

A. I have to give Clifford Krauss, my predecessor, credit for all of 1996's performance. Many of his large holdings did very well. Providence Journal, Inc., for example, was acquired at a cost of around $15 per share at the beginning of the year and doubled by year-end. Mutual Risk Management, MiniMed, and several energy companies, which Mr. Krauss had chosen, also performed well.

Q. WHAT EXPERIENCE OR SKILLS DO YOU BRING TO HELP THIS PORTFOLIO'S LONG-TERM PERFORMANCE?

A. First, I am a very disciplined investor, and I believe in getting to know the managements of companies as well as possible through extensive company visits. That includes both current holdings as well as prospective ones. Second, I use a proprietary valuation model that measures price/earnings growth to company growth, which I find very helpful. Finally, the previous fund that Imanaged outperformed most emerging growth funds on a one- and three-year basis, so my methods have worked, and I plan to employ the same style here. Of course, past performance is no guarantee of future results.

Q. CAN YOU GIVE SOME EXAMPLES OF COMPANIES THAT YOU THINK HAVE POTENTIAL TO PERFORM WELL OVER THE NEXT FEW YEARS?

A. Absolutely. Health Management Associates is an excellent manager of hospitals located in the smaller population centers of the country. This company - the only hospital chain currently in the Portfolio - has above-average profit margins and is doing very well in a difficult industry. The Portfolio has several investments in companies that provide medical information systems, which expedite patient and billing information. These stocks include Medic Computer, HBO, and IDX Systems, and they should benefit from any growth in the health care technology sector. Other health care companies include Pediatrix and PhyCorp, which manage physician practices and help doctors to focus on their specialties without being diverted by office administration. In return, for a share of the profits, these companies improve accounts receivable, office operations, and especially billing and patient information records. In the energy sector, the Portfolio owns BJ Services, Anadarko Petroleum, and Triton Oil &Gas - all of which we think have excellent growth prospects. In telecommunications, several stocks stand out, including Ascend Communications, Cascade Communications, and Aspect Telecommunications. These represent three of the best growth companies in the corporate voice and data networking business. Networking is growing very rapidly because it allows a company to increase its productivity to the extent that a system will pay for itself within one to two years.

Q.  WHICH ECONOMIC SECTORS DO YOU THINK WILL BE FAVORED IN THE NEXT FEW YEARS?

A. Some media, cellular, and personal communications systems (PCS) stocks look interesting, but we are holding off on buying them because some have become overvalued and the industries are in a state of transition. We will continue to monitor the companies that look attractive and invest if and when we feel it makes sense. Software will continue to be a favorable area. We have several software stocks in the portfolio, including Veritas Software and Parametric Technologies. In addition, some of the health care companies have proprietary software. We are certainly looking to increase holdings in this sector.

Q. ONE READS A GREAT DEAL ABOUT "SMALL CAP"AND "LARGE CAP" FUNDS. WHAT ADVANTAGES ARE THERE IN A "MID-CAP"FUND LIKE THIS ONE?

A. There are several. Some of the best growth companies in the U.S. are in the mid-cap area. Small cap companies are no longer as exciting as they once were because valuations in the stock market are at such high levels. There are many companies with revenues of $100 million that have market capitalizations of $1 billion. It used to be that "small cap"companies would consist of capitalizations of less than $500 million, but many such companies today are not considered true growth stocks because the market is valuing smaller revenue companies at a higher level. As a result, many companies with market capitalizations of $1, $2 and $3 billion - like those in which this Portfolio invests - still have a great deal of room for growth. Put another way, many of today's mid-cap companies are yesterday's small-cap companies, and, while there are no guarantees in this business, these stocks have excellent long-term growth potential.

-------------------------------------------------------------------------------
                   A DIVERSIFIED PORTFOLIO, POSITIONED TO TAKE
                       ADVANTAGE OF 1997'S OPPORTUNITIES

                        SECTOR BREAKDOWN AS OF 12/31/96*

BUSINESS PRODUCTS & SERVICES                                        18.9%
CASH/COMMERCIAL PAPER                                               17.4%
CONSUMER SERVICES                                                   15.8%
FINANCIAL                                                           13.4%
ENERGY                                                               7.9%
TELECOMMUNICATIONS                                                   3.0%
SEMICONDUCTORS                                                       1.5%
AIRLINES                                                             1.2%

      *By market value. Sectors subject to change due to active management.

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         EV MARATHON SPECIAL EQUITIES FUND AND THE STANDARD & POOR'S 500

From August 31, 1994, through December 31, 1996

----------------------------------------------
AVERAGE ANNUAL     1       Life      Value at
   RETURNS        Year    of Fund*   12/31/96
----------------------------------------------
With CDSC         15.0%    14.2%      $13,384
----------------------------------------------
Without CDSC      20.0%    15.6%      $13,784
----------------------------------------------

                               FUND, ASSUMING ENTIRE INVESTMENT WAS
                                   REDEEMED ON 12/31/96 & MAX.
          EV MARATHON SPECIAL  APPLICABLE CONTINGENT DEFERRED SALES
   DATE      EQUITIES FUND(1)     CHARGE DEDUCTED FROM PROCEEDS(2)    S&P 500(3)
-------------------------------------------------------------------------------
  8/31/94+     $10,000                     $13,384                     $10,000
  9/30/94      $ 9,726                     $13,384                     $ 9,754
 10/31/94      $ 9,883                     $13,384                     $ 9,981
 11/30/94      $ 9,472                     $13,384                     $ 9,610
 12/31/94      $ 9,599                     $13,384                     $ 9,752
  1/31/95      $ 9,491                     $13,384                     $10,011
  2/28/95      $ 9,863                     $13,384                     $10,394
  3/31/95      $10,078                     $13,384                     $10,701
  4/30/95      $10,068                     $13,384                     $11,026
  5/31/95      $10,147                     $13,384                     $11,452
  6/30/95      $10,352                     $13,384                     $11,721
  7/31/95      $10,920                     $13,384                     $12,119
  8/31/95      $11,184                     $13,384                     $12,140
  9/30/95      $11,145                     $13,384                     $12,652
 10/31/95      $10,724                     $13,384                     $12,615
 11/30/95      $11,135                     $13,384                     $13,158
 12/31/95      $11,484                     $13,384                     $13,413
  1/31/96      $11,435                     $13,384                     $13,876
  2/28/96      $11,829                     $13,384                     $13,997
  3/31/96      $11,859                     $13,384                     $14,133
  4/30/96      $12,352                     $13,384                     $14,350
  5/31/96      $12,835                     $13,384                     $14,706
  6/30/96      $12,687                     $13,384                     $14,767
  7/31/96      $11,730                     $13,384                     $14,120
  8/31/96      $12,253                     $13,384                     $14,414
  9/30/96      $13,151                     $13,384                     $15,224
 10/31/96      $13,319                     $13,384                     $15,649
 11/30/96      $13,861                     $13,384                     $16,825
 12/31/96      $13,784                     $13,384                     $16,492

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 8/22/94. +Index information is available only at month-end; therefore the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

-------------------------------------------------------------------------------

THE FUND'S PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, the above performance chart compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Stock Index.

THE TOTAL RETURN FIGURES

The solid line on the chart represents the Fund's performance. The Fund's total return reflects Fund expenses, fees and Portfolio transaction costs, and assumes the reinvestment of income dividends and capital gains distributions. The second dollar figure listed for the Fund reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% 1st year; 5% 2nd year; 4% 3rd year; 3% 4th year; 2% 5th year; 1% 6th year.

The dotted line represents the performance of the S&P 500, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

                      EV MARATHON SPECIAL EQUITIES FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                              December 31, 1996
--------------------------------------------------------------------------------
ASSETS:

  Investment in Special Investment Portfolio (Portfolio), at
value (Note 1A)                                                   $2,759,331
  Receivable for Fund shares sold                                        966
  Receivable from Administrator (Note 6)                              31,858
  Deferred organization expenses (Note 1E)                            27,025
                                                                  ----------
      Total assets                                                $2,819,180
LIABILITIES:
  Dividends payable                                       $4,633
  Payable to affiliate --
    Trustees' fees                                            23
  Accrued expenses                                         4,675
                                                         -------
      Total liabilities                                                9,331
                                                                  ----------
NET ASSETS for 204,218 shares of beneficial interest outstanding  $2,809,849
                                                                  ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $2,300,288
  Unrealized appreciation of investments                             335,861
  Undistributed net realized gain on investments                     173,700
                                                                  ----------
      Total net assets                                            $2,809,849
                                                                  ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($2,809,849 / 204,218 shares of beneficial interest
  outstanding)                                                      $13.76
                                                                    ======

    The accompanying notes are an integral part of the financial statements.

                                          STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
                                    For the Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of foreign taxes, $8)                       $  7,621
  Interest income allocated from Portfolio                                                    11,608
  Expenses allocated from Portfolio                                                          (15,444)
                                                                                            --------
        Total investment income                                                             $  3,785
  Expenses --
    Custodian fees                                                          $  3,003
    Distribution fees (Note 4)                                                18,039
    Transfer and dividend disbursing agent fees                                3,924
    Printing and postage                                                      14,385
    Legal and accounting services                                             16,152
    Registration fees                                                         21,517
    Amortization of organization expenses (Note 1E)                            9,833
    Miscellaneous                                                                628
                                                                            --------
        Total expenses                                                      $ 87,481
  Deduct --
    Allocation of expenses by the Administrator (Note 6)                      31,858
                                                                            --------
      Net expenses                                                                            55,623
                                                                                            --------
          Net investment loss                                                               $(51,838)
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain on investments (identified cost basis)                  $245,636
  Change in unrealized appreciation of investments                           157,020
                                                                            --------
        Net realized and unrealized gain on investments                                      402,656
                                                                                            --------
          Net increase in net assets resulting from operations                              $350,818
                                                                                            ========

    The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------
                                                                              1996              1995
                                                                        ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                                                      $  (51,838)       $  (19,645)
    Net investment gain (loss) on investments                                   245,636           (12,271)
    Change in unrealized appreciation of investments                            157,020           169,703
                                                                -            ----------        ----------
      Net increase in net assets from operations                             $  350,818        $  137,787
                                                                -            ----------        ----------
  Distributions to shareholders --
    From net realized gain on investments                                    $  (44,253)       $     --
    In excess of realized loss on investments                                    --                (7,783)
                                                                -            ----------        ----------
      Total distributions to shareholders                                    $  (44,253)       $   (7,783)
                                                                -            ----------        ----------
  Net increase in net assets from Fund share transactions (Note 2)           $1,116,911        $  633,799
                                                                -            ----------        ----------
      Net increase in net assets                                             $1,423,476        $  763,803
NET ASSETS:
    At beginning of year                                                      1,386,373           622,570
                                                                -            ----------        ----------
    At end of year                                                           $2,809,849        $1,386,373
                                                                             ==========        ==========

*For the period from the start of business, August 22, 1994 to December 31, 1994.

    The accompanying notes are an integral part of the financial statements.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                        -------------------------------------------
                                                                               1996           1995           1994*
                                                                            ---------      ---------      ---------
NET ASSET VALUE -- Beginning of year                                         $11.660        $ 9.810        $10.000
                                                                             -------        -------        -------
  Income from operations:
    Net investment loss                                                      $(0.254)       $(0.165)       $(0.021)
    Net realized and unrealized gain (loss) on investments                     2.579          2.090         (0.169)
                                                                             -------        -------        -------
      Total income (loss) from investment operations                         $ 2.325        $ 1.925        $(0.190)
                                                                             -------        -------        -------
  Less distributions:
    From net realized gain on investment transactions                        $(0.225)       $  --          $  --
    In excess of net realized loss on investment transactions                   --          $(0.075)       $  --
                                                                             -------        -------        -------
      Total distributions                                                    $(0.225)       $(0.075)       $  --
                                                                             -------        -------        -------
NET ASSET VALUE -- End of year                                               $13.760        $11.660        $ 9.810
                                                                             =======        =======        =======
TOTAL RETURN (2)                                                              20.02%         19.64%        (1.90)%(3)
RATIOS/SUPPLEMENTAL DATA: (to average daily net assets)**
  Expenses(1)                                                                  3.41%          3.21%          3.05%+
  Net investment loss                                                        (2.49)%        (2.31)%        (2.00)%+
NET ASSETS, END OF YEAR (000 OMITTED)                                        $ 2,810        $ 1,386         $  623
  + Computed on an annualized basis.
  * For the period from the start of business, August 22, 1994 to December 31, 1994.
 ** The expenses related to the operation of the Fund reflect an assumption of expenses by the investment adviser.
    Had such action not been taken, net investment loss per share and the ratios would have been as follows:

    Net investment loss per share                                            $(0.410)       $(0.617)       $(0.092)
    Ratios (to average daily net assets)
      Expenses (1)                                                             4.94%          9.54%          9.55%+
      Net investment (loss)                                                  (0.96)%        (8.65)%        (8.50)%+

(1) Includes the Fund's share of Special Investment Portfolio's allocated expenses.
(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.
(3) Total return is not computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

(1) SIGNIFICANT ACCOUNTING POLICIES EV Marathon Special Equities Fund (the Fund) a Massachusetts business trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Special Investment Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (3.3% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. EXPENSE REDUCTION -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $44,253 as capital gain dividends for its taxable year ended December 31, 1966.

E. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

F. OTHER -- Investment transactions are accounted for on a trade date basis.

G. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital, with no impact to net asset value of the Fund.

H. USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                               YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 1996               DECEMBER 31, 1995
                                                     ------------------------------  ------------------------------
                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                         --------       ----------       --------        ---------
Sales                                                     227,080       $2,882,662        223,862       $2,433,937
Issued to shareholders electing to receive payment
  of distribution in Fund shares                            3,138           41,241            494            5,375
Redemptions                                              (144,920)      (1,806,992)      (168,879)      (1,805,513)
                                                          -------       ----------        -------       ----------
    Net increase                                           85,298       $1,116,911         55,477       $  633,799
                                                          =======       ==========        =======       ==========

--------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $2,938,306 and $1,925,160, respectively.

------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to accrue amounts daily to the principal underwriter, Eaton Vance Distributors, Inc. (EVD), equal to 1/365th of 0.75% of the Fund's average daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue accruals to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are approximately equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid to EVD.

  The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. Such payments would cease upon termination of the distribution agreement (unless made in accordance with another distribution agreement). As a result, the Fund does not accrue amounts which may become payable to EVD in the future because the conditions for recording any contingent liability under generally accepted accounting principles have not been satisfied. EVD earned $15,616 for the year ended December 31, 1996, representing 0.75% (annualized) of average daily net assets. At December 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $66,473.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the year ended December 31, 1996, the Fund provided for $2,423 under the Plan to the Principal Underwriter and Authorized Firms. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

  Certain of the officers of the Fund and Directors of the Corporation are officers and directors of EVD.

------------------------------------------------------------------------------
(5) CONTINGENT DEFERRED SALES CHARGES
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year or redemption after purchase, declining one percentage point each year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $14,238 of CDSC paid by shareholders for the year ended December 31, 1996.

------------------------------------------------------------------------------
(6) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To reduce the net operating loss of the Fund for the year ended December 31, 1996, $31,858 of expenses related to its operation were allocated, on a preliminary basis, to EVM. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

                      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF
EV MARATHON SPECIAL EQUITIES FUND:

We have audited the accompanying statement of assets and liabilities of EV Marathon Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, the related statements of operations for the year then ended, changes in net assets for each of the two years then ended and financial highlights for each of the two years then ended and for the period from August 22, 1994 (start of business) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Special Equities Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the two years then ended and financial highlights for each of the two years then ended and for the period from August 22, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                       -----------------------------------
                          SPECIAL INVESTMENT PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1996

------------------------------------------------------------------------------------------------
                                      COMMON STOCKS - 82.6%
------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                         SHARES          VALUE
------------------------------------------------------------------------------------------------
AIRLINES - 1.2%
Comair Holdings, Inc.                                                    40,000      $   960,000
Regional airline holding company.                                                    -----------

BROADCASTING & CABLE - 1.9%
Lin Television Corp.                                                     25,000      $ 1,056,250
Commercial television broadcast company.
Young Broadcasting, Inc. Class A*                                        17,500          511,875
Owns and operates network affiliated TV stations.
                                                                                     -----------
                                                                                     $ 1,568,125
                                                                                     -----------
BUSINESS PRODUCTS & SERVICES - 9.5%
BISYS Group, Inc.*                                                       22,000      $   815,375
Services financial institutions with computer, administrative and marketing support data processing services.
Ceridian Corp.*                                                          40,000        1,620,000
Provides payroll processing and other employer services, media and market research.
FIserv Incorporated*                                                     75,000        2,756,250
Provider of data processing services to banks and savings
  institutions, benefiting from outsourcing trend.
G&K Services, Inc.                                                       40,000        1,510,000
Rents and launders uniforms and other textile products.
Personnel Group America, Inc.*                                           50,000        1,206,250
Temporary employment company.
                                                                                     -----------
                                                                                     $ 7,907,875
                                                                                     -----------
COMPUTER SERVICES - 4.2%
Affiliated Computer Services, Inc. Class A*                              15,000      $   446,250
Nationwide provider of information processing services.
Cambridge Technology Partners, Inc.*                                     31,000        1,040,437
Software consulting company.
Cognos Inc.*                                                             20,000          562,500
Computer tool developer and supporter.
SunGard Data Systems, Inc.*                                              30,000        1,185,000
Computer services company.
Veritas Software Co.*                                                     5,000          248,750
Develops, markets and supports storage management products and software systems.
                                                                                     -----------
                                                                                     $ 3,482,937
                                                                                     -----------
COMPUTER SOFTWARE - 0.7%
3Com Corp.*                                                               8,000      $   587,000
Designs, manufactures and distributes intelligent hubs and other                     -----------
  computer networking products.

ELECTRONICS & INSTRUMENTATION - 2.9%
Cisco Systems, Inc.*                                                     20,000     $  1,272,500
Manufacturer of routers that connect computer networks.
Linear Technology Corp.                                                  20,000          877,500
Manufacturer of high performance linear integrated circuits.
MEMC Electronic Materials, Inc.*                                         12,000          270,000
Leading producer of silicon wafers used to create integrated circuits.
                                                                                     -----------
                                                                                    $  2,420,000
                                                                                     -----------
ENERGY - 7.9%
Anadarko Petroleum Corp.                                                 30,000     $  1,942,500
A leading independent company in oil and gas exploration,
  development and production.
BJ Services Co.*                                                         23,000        1,173,000
Provides oilfield services for the petroleum industry.
Enron Oil & Gas Co.                                                      30,000          757,500
Independent oil & gas company.
Noble Drilling Corp.*                                                    48,000          954,000
Oil and gas well drilling.
Triton Energy Ltd.*                                                      30,000        1,455,000
International oil and gas exploration and development.
USX Delhi Group                                                          14,300          227,013
Purchases, gather, processes, transports and markets
  natural gas.
                                                                                     -----------
                                                                                     $ 6,509,013
                                                                                     -----------
ENTERTAINMENT & LEISURE - 3.6%
Gaylord Entertainment                                                    46,000      $ 1,052,250
Producer of The Nashville Network and Country Music Television
  Network and operator of the Opryland amusement park.
MGM Grand, Inc.*                                                         25,000          871,875
Operator of MGM Grand Hotel in Las Vegas.
Mirage Resorts, Inc.*                                                    50,000        1,081,250
Nevada based gaming resort operator.
                                                                                     -----------
                                                                                     $ 3,005,375
                                                                                     -----------
ENVIRONMENTAL SERVICES - 2.3%
USA Waste Services, Inc.*                                                59,200      $ 1,887,000
Operator of solid-waste land fills and collection services,                          -----------
  integrating several large recent acquisitions.

FINANCE - 8.7%
Federal National Mortgage Association                                    25,000      $   931,250
Leading factor in the secondary mortgage market.
First USA Inc.                                                           30,000        1,038,750
Credit card issuer and processor.
First USA Paymentech, Inc.*                                              22,000          745,250
Payment processor of merchant credit card transactions.
Franklin Resources, Inc.                                                 20,000      $ 1,367,500
One of the largest mutual fund organizations in the U.S.
Nova Corp. Georgia*                                                      24,000          531,000
Nation largest bankcard processor.
T. Rowe Price Associates, Inc.                                           60,000        2,610,000
Investment adviser to mutual funds, institutions and individuals.
                                                                                     -----------
                                                                                     $ 7,223,750
                                                                                     -----------
HEALTHCARE - 20.9%
Astra AB ADR Series B                                                    15,000      $   722,756
Swedish based, multinational pharmaceutical company.
Boston Scientific Corp.*                                                 35,000        2,100,000
Medical device manufacturer focusing primarily on disposable products in less invasive surgery procedures.
Clintrials Research, Inc.*                                               20,000          455,000
Pharmaceutical research company.
CRA Managed Care, Inc.*                                                   3,000          135,000
Workers compensation company.
Elan Corp. PLC ADR*                                                      50,000        1,662,500
Drug delivery company.
Galileo Corp.*                                                           15,500          389,437
Develops and manufactures fiber optic equipment.
Genesis Health Ventures, Inc.*                                           40,000        1,245,000
Nursing home chain.
Genzyme Corp.*                                                           22,000          478,500
Leading researcher in gene therapy.
HBO & Co.                                                                18,000        1,068,750
Health information service provider.
Health Management Associates, Inc. Class A*                              50,000        1,125,000
Hospital chain.
IDX System Corp.*                                                        37,000        1,059,125
Healthcare information systems.
Medic Computer System, Inc.*                                             32,000        1,290,000
Physicans information company.
MiniMed Inc.*                                                            35,000        1,128,750
Developer and manufacturer of medical devices focusing on
  diabetics.
Pfizer Inc.                                                              10,000          828,750
International health care and pharmaceutical products.
PhyCor Inc.*                                                             40,000        1,135,000
Physicans practice management.
Sofamor Danek Group, Inc.*                                               55,000        1,677,500
Leading developer/manufacturer of spinal implant devices. Company markets products internationally.
Transition System, Inc.*                                                 60,000          847,500
Healthcare information systems.
                                                                                     -----------
                                                                                     $17,348,568
                                                                                     -----------


HOTELS & RESTAURANTS - 4.4%
LaQuinta Inns, Inc.                                                      45,000      $   860,625
Owner/operator of modestly priced lodging chain.
Outback Steakhouse, Inc.*                                                45,000        1,203,750
Restaurant theme chain.
Promus Hotel Corp.*                                                      15,000          444,375
Owner and operator of Embassy Suite and Hampton Inn hotels.
Red Roof Inns, Inc.*                                                     55,000          852,500
Owns and operates economy hotels in U.S.
Sonic Corp.*                                                             10,000          255,000
Large chain of quick service drive ins.
                                                                                     -----------
                                                                                     $ 3,616,250
                                                                                     -----------
INSURANCE - 4.7%
Mutual Risk Management Ltd.                                              53,332      $ 1,973,333
Specialty insurer focusing on workmen's compensation.
PMI Group, Inc.                                                          23,000        1,273,625
Private mortgage insurer.
Progressive Corp.                                                        10,000          673,750
Insurer focusing on high risk and standard auto coverage.
                                                                                     -----------
                                                                                     $ 3,920,708
                                                                                     -----------
PUBLISHING - 4.0%
Providence Journal Co. Class A*                                          86,100      $ 2,636,812
Operates television stations and publishes newspapers.
Scholastic Corp.*                                                        10,000          672,500
Publisher/distributor of children's books.
                                                                                     -----------
                                                                                     $ 3,309,312
                                                                                     -----------
RETAILING - 1.2%
Consolidated Stores Corp.*                                               31,250      $ 1,003,906
Chain of close-out merchandise stores operating primarily under                      -----------
  the Odd/Big Lots name

SEMICONDUCTORS - 1.5%
Analog Devices, Inc.*                                                    22,000      $   745,250
Leading manufacturer of semiconductors.
Level One Communications, Inc.*                                          13,000          464,750
Designs and sells integrated circuits.
                                                                                     -----------
                                                                                     $ 1,210,000
                                                                                     -----------

TELECOMMUNICATIONS - 3.0%
Adtran Inc.*                                                             21,000      $   871,500
Company helps modern telephone equipment work with older
  equipment.
Ascend Communications, Inc.*                                             12,000          745,500
Leading developer of products that connect computer networks.
Cascade Communications Corp.*                                             8,000          441,000
Designs equipment which links computers and networks.
Jacor Communications, Inc.*                                              16,500          451,688
Operator of radio and TV stations.
                                                                                     -----------
                                                                                     $ 2,509,688
                                                                                     -----------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $49,564,465)                                                 $68,469,507
                                                                                     -----------

------------------------------------------------------------------------------------------------
                                 SHORT-TERM OBLIGATIONS - 17.4%
------------------------------------------------------------------------------------------------
                                                                    FACE AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------
Associates Corp. of North America,                                       $3,746      $ 3,745,324
  6.5s, 1/2/97
Delaware Funding Corp., 6s, 1/6/97                                        3,740        3,736,883
Ford Motor Credit Corp., 5.65s, 1/8/97                                    4,000        3,995,606
General Electric Capital Co., 5.9s, 1/2/97                                2,993        2,992,509
                                                                                     -----------
    TOTAL SHORT-TERM OBLIGATIONS
      AT AMORTIZED COST                                                              $14,470,322
                                                                                     -----------
    TOTAL INVESTMENTS - 100.0%
      (IDENTIFIED COST, $64,034,787)                                                 $82,939,829
    OTHER ASSETS, LESS LIABILITIES - 0.0%                                                  7,445
                                                                                     -----------
    TOTAL NET ASSETS - 100%                                                          $82,947,274
                                                                                     ===========

*Non-income producing security.


                        The accompanying notes are an
                  integral part of the financial statements

                                 -----------------------------------
                                        FINANCIAL STATEMENTS

                                 STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
                                          DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost, $64,034,787)                         $82,939,829
  Cash                                                                                         1,553
  Dividends receivable                                                                        13,010
  Deferred organization expenses (Note 1E)                                                     8,153
                                                                                         -----------
      Total assets                                                                       $82,962,545
LIABILITIES:
  Payable to affiliate --
    Trustees' fees                                                          $ 2,540
  Accrued expenses                                                           12,731
                                                                            -------
      Total liabilities                                                                       15,271
                                                                                         -----------
NET ASSETS applicable to investors' interest in Portfolio                                $82,947,274
                                                                                         ===========
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals                                $64,042,232
  Unrealized appreciation of investments (computed on the basis of
    identified cost)                                                                      18,905,042
                                                                                         -----------
      Total net assets                                                                   $82,947,274
                                                                                         ===========


   The accompanying notes are an integral part of the financial statements

                                       STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------
                                FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income (net of foreign taxes, $247)                                            $   288,670
  Interest income                                                                             424,785
                                                                                          -----------
    Total income                                                                          $   713,455
  Expenses --
    Investment adviser fee (Note 3)                                         $477,560
    Compensation of Directors not members of the Investment Adviser's
      organization (Note 3)                                                    7,615
    Custodian fees                                                            61,252
    Legal and accounting services                                             21,618
    Amortization of organization expenses (Note 1E)                            3,166
    Miscellaneous                                                              6,520
                                                                            --------
        Total expenses                                                                        577,731
                                                                                          -----------
          Net investment income                                                           $   135,724
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments (identified cost basis)                                $18,226,741
  Change in unrealized appreciation on investments                                         (1,762,538)
                                                                                          -----------
        Net realized and unrealized gain on investments                                    16,464,203
                                                                                          -----------
          Net increase in net assets resulting from operations                            $16,599,927
                                                                                          ===========


   The accompanying notes are an integral part of the financial statements

                                 STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                        -----------------------------
                                                                            1996              1995
                                                                        -----------       -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                               $   135,724       $   134,736
    Net realized gain on investment transactions                         18,226,741         4,131,300
    Change in unrealized appreciation (depreciation) of investments      (1,762,538)       10,473,926
                                                                        -----------       -----------
      Net increase in net assets from operations                        $16,599,927       $14,739,962
                                                                        -----------       -----------

  Capital transactions --
    Contributions                                                       $10,738,468       $14,400,870
    Withdrawals                                                         (18,331,396)      (19,642,929)
                                                                        -----------       -----------
      Decrease in net assets resulting from capital transactions        $(7,592,928)      $(5,242,059)
                                                                        -----------       -----------
        Total increase in net assets                                    $ 9,006,999       $ 9,497,903
NET ASSETS:
  At beginning of year                                                   73,940,275        64,442,372
                                                                        -----------       -----------
  At end of year                                                        $82,947,274       $73,940,275
                                                                        ===========       ===========


   The accompanying notes are an integral part of the financial statements

                                         SUPPLEMENTARY DATA
---------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------------
                                                                              1996              1995             1994*
                                                                        ----------------  ----------------  ---------------
RATIOS (As a percentage of average net assets):
  Expenses                                                                      0.76%             0.77%             0.74%+
  Net investment income                                                         0.18%             0.19%             0.20%+
PORTFOLIO TURNOVER                                                                91%               81%               19%
AVERAGE COMMISSION RATE PAID (1)                                              $0.0579              --                --

  + Computed on an annualized basis.
  * For the period from the start of business, August 1, 1994 to December 31, 1994.
(1) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.


   The accompanying notes are an integral part of the financial statements

                      -----------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Special Investment Portfolio (the Portfolio) is registered under the
Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May
1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATIONS -- Investments in securities traded on a national securities exchange or in the NASDAQ National Market are valued on the basis of the last reported sales prices on the last business day of the period. If no sale is reported on that date, a security is valued, if quoted on such a day, at not lower than the old bid price nor higher than the asked prices. Prices on such exchanges will not be used for valuing debt securities if in the Trustees judgment, some other valuation method more accurately reflects the fair market value of such a security. Securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last bid and asked prices. Short-term securities are valued at cost, which approximates market value. All other securities and assets are appraised to reflect their fair value as determined in good faith by the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. EXPENSE REDUCTION -- The Portfolio has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Additional Information.

D. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

E. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

F. USE OF ESTIMATES. -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregrated $62,868,221 and $79,119,712, respectively.

--------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1996, the fee amounted to $477,560. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1996, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1996.

--------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $64,034,787
                                                                   ===========
Gross unrealized appreciation                                      $19,905,582
Gross unrealized depreciation                                        1,000,540
                                                                   -----------
Net unrealized appreciation                                        $18,905,042
                                                                   ===========

                      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
SPECIAL INVESTMENT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Special Investment Portfolio, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended, changes in net assets for each of the two years then ended and supplementary data for each of the two years then ended and for the period from August 1, 1994 (start of business) to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Investment Portfolio as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the two years then ended and supplementary data for each of the two years then ended and for the period from August 1, 1994 (start of business) to December 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                        -----------------------------
                            INVESTMENT MANAGEMENT

EV MARATHON        OFFICERS                  TRUSTEES
SPECIAL EQUITIES
FUND               JAMES B. HAWKES           M. DOZIER GARDNER
                   President, Trustee        Vice Chairman, Eaton Vance
24 Federal Street                            Management
Boston, MA 02110   EDWARD E. SMILEY, JR.
                   Vice President            DONALD R. DWIGHT
                                             President, Dwight Partners, Inc.
                   JAMES L. O'CONNOR           Chairman, Newspapers of
                   Treasurer                 New England, Inc.

                   THOMAS OTIS               SAMUEL L. HAYES, III
                   Secretary                 Jacob H. Schiff Professor of
                                             Investment Banking,
                                             Harvard University
                                             Graduate School of
                                             Business Administration

                                             NORTON H. REAMER
                                             President and Director, United
                                             Asset
                                             Management Corporation

                                             JOHN L. THORNDIKE
                                             Director,
                                             Fiduciary Trust Company

                                             JACK L. TREYNOR
                                             Investment Adviser and Consultant

                   -----------------------------------------------------------
SPECIAL INVESTMENT OFFICERS                  TRUSTEES
PORTFOLIO
                   JAMES B. HAWKES           M. DOZIER GARDNER
24 Federal Street  President, Trustee        Vice Chairman, Eaton Vance
Boston, MA 02110                             Management
                   EDWARD E. SMILEY, JR.
                   Vice President and        DONALD R. DWIGHT
                   Portfolio Manager         President, Dwight Partners, Inc.
                                               Chairman, Newspapers of
                   JAMES L. O'CONNOR         New England, Inc.
                   Treasurer
                                             SAMUEL L. HAYES, III
                   THOMAS OTIS               Jacob H. Schiff Professor of
                   Secretary                 Investment Banking,
                                             Harvard University
                                             Graduate School of
                                             Business Administration

                                             NORTON H. REAMER
                                             President and Director, United
                                             Asset
                                             Management Corporation

                                             JOHN L. THORNDIKE
                                             Director,
                                             Fiduciary Trust Company

                                             JACK L. TREYNOR
                                             Investment Adviser and Consultant